Acquisition Activity	12 Months Ended
Dec. 31, 2020
Acquisition Activity [Abstract]
Acquisition Activity

13.   ACQUISITION ACTIVITY

InfraREIT Acquisition

In May 2019, we completed the InfraREIT Acquisition, pursuant to which we acquired all of the equity interests of InfraREIT and its subsidiary, InfraREIT Partners for a total cash consideration of $1.275 billion.  In addition, we paid certain transaction costs incurred by InfraREIT (including a management agreement termination fee of $40 million that InfraREIT paid an affiliate of Hunt Consolidated, Inc. at closing), with the aggregate cash consideration and payment of InfraREIT expenses totaling $1.324 billion. We funded the cash consideration and certain transaction expenses with capital contributions in an aggregate amount of $1.330 billion received from Sempra and certain indirect equity holders of Texas Transmission.

In connection with and immediately following the closing of the InfraREIT Acquisition, In May 2019, we extinguished all $953 million outstanding principal amount of debt of InfraREIT and its subsidiaries through repaying $602 million principal amount of InfraREIT subsidiary debt and exchanging new Oncor senior secured debt for $351 million principal amount of InfraREIT subsidiary debt.

As a result of the InfraREIT Acquisition, which included the exchange of certain assets between SDTS and SU pursuant to the SDTS-SU Asset Exchange, we acquired our indirect subsidiary NTU and expanded our existing footprint in Texas by adding various electricity transmission and distribution assets and projects in the north, central, west and panhandle regions of Texas, including a joint project with LP&L for the build out and associated station work to join most of the City of Lubbock’s electric facilities to the ERCOT market.  For more information on the LP&L joint project, see Note 3.

Business Combination Accounting

We accounted for the InfraREIT Acquisition as a business acquisition with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the closing date. The combined results of operations are reported in our consolidated financial statements beginning as of the closing date. A summary of techniques used to estimate the preliminary fair value of the identifiable assets and liabilities is listed below.

•

Assets and liabilities that are included in the PUCT cost-based regulatory rate-setting processes are recorded at fair values equal to their regulatory carrying value consistent with GAAP and industry practice.

•	Working capital was valued using market information (Level 2).

The following tables set forth the purchase price paid. The final purchase price allocation was completed as of March 31, 2020.

Purchase of outstanding InfraREIT shares and units	$1,275
Certain transaction costs of InfraREIT paid by Oncor through June 30, 2019 (a)	53
Total purchase price paid through June 30, 2019	1,328
Adjustments made in the period from June 30, 2019 through March 31, 2020	(4)
Total purchase price paid	$1,324

________________

(a)

Represents certain transaction costs incurred by InfraREIT in connection with the transaction and paid by Oncor, including a $40 million management termination fee payable to an affiliate of Hunt Consolidated, Inc.

Purchase price allocation is as follows:
As of May 16, 2019
Assets acquired:
Current assets	$45
Property, plant and equipment - net	1,800
Goodwill	676
Regulatory assets	16
Other noncurrent assets	10
Total assets acquired	2,547

Liabilities assumed:
Short-term debt	115
Other current liabilities	24
Regulatory liabilities	148
Liability in lieu of deferred income taxes	97
Long-term debt, including due currently	839
Total liabilities assumed	1,223
Net assets acquired	1,324
Total purchase price paid	$1,324

The goodwill of $676 million arising from the InfraREIT Acquisition is attributable to the assets acquired, which expand our transmission footprint and help us support ERCOT market growth. None of the goodwill is recoverable nor provides a tax benefit in the rate-making process.  We did not assume any employee benefit obligations in the acquisition.

Acquisition costs incurred in the InfraREIT Acquisition by Oncor and recorded to other deductions totaled zero in 2020 and $9 million in 2019.  Our statements of consolidated income include revenues and net income of the acquired business totaling $250 million and $106 million in 2020 and $156 million and $58 million in 2019, respectively.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information for the years ended December 31, 2019 and 2018 assumes that the InfraREIT Acquisition occurred on January 1, 2018. The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the results of operations that would have occurred had the InfraREIT Acquisition been completed on January 1, 2018, nor is the unaudited pro forma financial information indicative of future results of operations, which may differ materially from the pro forma financial information presented here.

	Year Ended December 31,
	2019	2018
Oncor Consolidated Pro Forma Revenues	$4,431	$4,318

The unaudited pro forma financial information above excludes pro forma earnings due to the impracticability of a calculation.  The acquiree previously operated under a real estate investment trust structure with a unique cost structure and unique federal tax attributes.  An accurate retrospective application cannot be objectively and reliably calculated as the new cost structure and new tax attributes would require a significant amount of estimates and judgments.